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
Request ID:            005980358  Province of Ontario                                            Date Report Produced: 2004/03/30
Demande ndegrees:                 Province de l'Ontario                                          Document produit le:
Transaction ID:        023306706  Ministry of Consumer and Business Services                     Time Report Produced: 12:33:15
Transaction ndegrees:             Ministere des Services aux consommateurs et aux entreprises    Imprime a:
Category ID:           CT         Companies and Personal Property Security Branch
Categorie:                        Direction des compagnies et des suretes mobilieres

                          CERTIFICATE OF INCORPORATION
                           CERTIFICAT DE CONSTITUTION

This is to certify that                                        Ceci certifie que

                            3 D  S E A  I I  L T D .

Ontario Corporation No.                Numero matricule de la personne morale en
                                       Ontario

                                0 0 2 0 4 3 8 0 0

is a corporation incorporated,             est une societe constituee aux termes
under the laws of the Province             des lois de la province de l'Ontario.
of Ontario.

These articles of incorporation            Les presents statuts constitutifs
are effective on                           entrent en vigueur le

                       M A R C H  30  M A R S ,  2 0 0 4

                                 Signed

                               Director/Directrice
           Business Corporations Act/Loi sur les societes par actions

                                                                         PAGE: 1

                                                  ONTARIO CORPORATION NUMBER
REQUEST ID / DEMANDE NDEGREES                 NUMERO DE LA COMPAGNIE EN ONTARIO

      5980358                                               2043800

        FORM 1                                                FORMULE NUMERO 1

BUSINESS CORPORATIONS ACT                  /              LOI SUR LES COMPAGNIES

                           ARTICLES OF INCORPORATION
                              STATUTS CONSTITUTIFS

1.       THE NAME OF THE CORPORATION IS: DENOMINATION SOCIALE DE LA COMPAGNIE:

                   3D SEA II LTD.

2.       THE ADDRESS OF THE REGISTERED OFFICE IS: ADRESSE DU SIEGE SOCIAL:

                2525           SPEAKMAN DRIVE

         (STREET & Number, or R.R. Number & If Multi-Office Building give Room
          No.)

         (RUE ET NUMERO, OU NUMERO DE LA R.R. ET, S'IL S'AGIT EDIFICE A BUREAU,
          NUMERO DU BUREAU)

              MISSISSAUGA                         ONTARIO
              CANADA                              L5K 1B1

         (NAME OF MUNICIPALITY OR POST OFFICE)               (POSTAL CODE/CODE POSTAL)
         (NOM DE LA MUNICIPALITE OU DU BUREAU DE POSTE)

3.       NUMBER (OR MINIMUM AND MAXIMUM                      NOMBRE (OU NOMBRES MINIMAL ET MAXIMAL)
         NUMBER) OF DIRECTORS IS:                            D'ADMINISTRATEURS:
         MINIMUM 1                                           MAXIMUM 10

4.       THE FIRST DIRECTOR(S) IS/ARE:                       PREMIER(S) ADMINISTRATEUR(S):

         FIRST NAME, INITIALS AND SURNAME                    RESIDENT CANADIAN        STATE YES OR NO
         PRENOM, INITIALES ET NOM DE FAMILLE                 RESIDENT CANADIEN           OUI/NON

         ADDRESS FOR SERVICE, GIVING STREET & No.            DOMICILE ELU, Y COMPRIS LA RUE ET LE
         OR R.R. NO., MUNICIPALITY AND POSTAL CODE           NUMERO, LE NUMERO DE LA R.R., OU LE NOM
                                                             DE LA MUNICIPALITE ET LE CODE POSTAL

*        G. MARY                                                             YES
         RUBY

         2525 SPEAKMAN DRIVE

         MISSISSAUGA ONTARIO
         CANADA L5K 1B1

                                                                         PAGE: 2

                                                  ONTARIO CORPORATION NUMBER
REQUEST ID / DEMANDE NDEGREES                  NUMERO DE LA COMPAGNIE EN ONTARIO

      5980358                                               2043800

5. RESTRICTIONS, IF ANY, ON BUSINESS THE CORPORATION MAY CARRY ON OR ON POWERS THE CORPORATION MAY EXERCISE.

         LIMITES, S'IL Y A LIEU, IMPOSEES AUX ACTIVITES COMMERCIALES OU AUX POUVOIRS DE LA COMPAGNIE.

         NONE

6. THE CLASSES AND ANY MAXIMUM NUMBER OF SHARES THAT THE CORPORATION IS AUTHORIZED TO ISSUE:

         CATEGORIES ET NOMBRE MAXIMAL, S'IL Y A LIEU, D'ACTIONS QUE LA COMPAGNIE EST AUTORISEE A EMETTRE:

         THE CORPORATION IS AUTHORIZED TO ISSUE AN UNLIMITED NUMBER OF COMMON SHARES.

                                                                         PAGE: 3

                                                  ONTARIO CORPORATION NUMBER
REQUEST ID / DEMANDE NDEGREES                  NUMERO DE LA COMPAGNIE EN ONTARIO

      5980358                                               2043800

7. RIGHTS, PRIVILEGES, RESTRICTIONS AND CONDITIONS (IF ANY) ATTACHING TO EACH CLASS OF SHARES AND DIRECTORS AUTHORITY WITH RESPECT TO ANY CLASS OF SHARES WHICH MAY BE ISSUED IN SERIES:

         DROITS, PRIVILEGES, RESTRICTIONS ET CONDITIONS, S'IL Y A LIEU, RATTACHES A CHAQUE CATEGORIE D'ACTIONS ET POUVOIRS DES ADMINISTRATEURS RELATIFS A CHAQUE CATEGORIE D'ACTIONS QUE PEUT ETRE EMISE EN SERIE:

                  (a) PAYMENT OF DIVIDENDS: THE HOLDERS OF THE COMMON SHARES SHALL BE ENTITLED TO RECEIVE DIVIDENDS IF, AS AND WHEN DECLARED BY THE BOARD OF DIRECTORS OF THE CORPORATION OUT OF THE ASSETS OF THE CORPORATION PROPERLY APPLICABLE TO THE PAYMENT OF DIVIDENDS IN SUCH AMOUNTS AND PAYABLE IN SUCH MANNER AS THE BOARD OF DIRECTORS MAY FROM TIME TO TIME DETERMINE. SUBJECT TO THE RIGHTS OF THE HOLDERS OF ANY OTHER CLASS OF SHARES OF THE CORPORATION ENTITLED TO RECEIVE DIVIDENDS IN PRIORITY TO OR CONCURRENTLY WITH THE HOLDERS OF THE COMMON SHARES, THE BOARD OF DIRECTORS MAY IN ITS SOLE DISCRETION DECLARE DIVIDENDS ON THE COMMON SHARES TO THE EXCLUSION OF ANY OTHER CLASS OF SHARES OF THE CORPORATION.

                  (b) PARTICIPATION UPON LIQUIDATION, DISSOLUTION OR WINDING UP: IN THE EVENT OF THE LIQUIDATION, DISSOLUTION OR WINDING UP OF THE CORPORATION OR OTHER DISTRIBUTION OF ASSETS OF THE CORPORATION AMONG ITS SHAREHOLDERS FOR THE PURPOSE OF WINDING UP ITS AFFAIRS, THE HOLDERS OF THE COMMON SHARES SHALL, SUBJECT TO THE RIGHTS OF THE HOLDERS OF ANY OTHER CLASS OF SHARES OF THE CORPORATION ENTITLED TO RECEIVE ASSETS OF THE CORPORATION UPON SUCH A DISTRIBUTION IN PRIORITY TO OR CONCURRENTLY WITH THE HOLDERS OF THE COMMON SHARES, BE ENTITLED TO PARTICIPATE IN THE DISTRIBUTION. SUCH DISTRIBUTION SHALL BE MADE IN EQUAL AMOUNTS PER SHARE ON ALL THE COMMON SHARES AT THE TIME OUTSTANDING WITHOUT PREFERENCE OR DISTINCTION.

                  (c) VOTING RIGHTS: THE HOLDERS OF THE COMMON SHARES SHALL BE ENTITLED TO RECEIVE NOTICE OF AND TO ATTEND ALL ANNUAL AND SPECIAL MEETINGS OF THE SHAREHOLDERS OF THE CORPORATION AND TO ONE VOTE IN RESPECT OF EACH COMMON SHARE HELD AT ALL SUCH MEETINGS.

                                                                         PAGE: 4

                                                  ONTARIO CORPORATION NUMBER
REQUEST ID / DEMANDE NDEGREES                  NUMERO DE LA COMPAGNIE EN ONTARIO

      5980358                                               2043800

8. THE ISSUE, TRANSFER OR OWNERSHIP OF SHARES IS/IS NOT RESTRICTED AND THE RESTRICTIONS (IF ANY) ARE AS FOLLOWS:

         L'EMISSION, LE TRANSFERT OU LA PROPRIETE D'ACTIONS EST/N'EST PAS RESTREINTE. LES RESTRICTIONS, S'IL Y A LIEU, SONT LES SUIVANTES:

         NO SHARE IN THE CAPITAL OF THE CORPORATION SHALL BE TRANSFERRED WITHOUT THE CONSENT OF THE DIRECTORS EXPRESSED BY THE VOTES OF A MAJORITY OF THE DIRECTORS AT A MEETING OF THE DIRECTORS OR BY AN INSTRUMENT OR INSTRUMENTS IN WRITING SIGNED BY A MAJORITY OF THE DIRECTORS.

                                                                         PAGE: 5

                                                  ONTARIO CORPORATION NUMBER
REQUEST ID / DEMANDE NDEGREES                  NUMERO DE LA COMPAGNIE EN ONTARIO

      5980358                                               2043800

9.       OTHER PROVISIONS, (IF ANY, ARE):

         AUTRES DISPOSITIONS, S'IL Y A LIEU:

         (1) THE NUMBER OF SHAREHOLDERS OF THE CORPORATION, EXCLUSIVE OF PERSONS WHO ARE IN ITS EMPLOYMENT AND EXCLUSIVE OF PERSONS WHO, HAVING BEEN FORMERLY IN THE EMPLOYMENT OF THE CORPORATION, WERE, WHILE IN THAT EMPLOYMENT AND HAVE CONTINUED AFTER THE TERMINATION OF THAT EMPLOYMENT TO BE, SHAREHOLDERS OF THE CORPORATION, IS LIMITED TO NOT MORE THAN 50, 2 OR MORE PERSONS WHO ARE THE JOINT REGISTERED OWNERS OF 1 OR MORE SHARES BEING COUNTED AS 1 SHAREHOLDER.

         (2) ANY INVITATION TO THE PUBLIC TO SUBSCRIBE FOR SECURITIES OF THE CORPORATION IS PROHIBITED.

                                                                         PAGE: 6

                                                  ONTARIO CORPORATION NUMBER
REQUEST ID / DEMANDE NDEGREES                  NUMERO DE LA COMPAGNIE EN ONTARIO

      5980358                                               2043800

10.      THE NAMES AND ADDRESSES OF THE INCORPORATORS ARE

         NOM ET ADRESSE DES FONDATEURS

         FIRST NAME, INITIALS AND LAST NAME      PRENOM, INITIALE ET NOM DE
         OR CORPORATE NAME                       FAMILLE OU DENOMINATION SOCIALE

         FULL ADDRESS FOR SERVICE OR ADDRESS OF REGISTERED OFFICE OR OF PRINCIPAL PLACE OF BUSINESS GIVING STREET & NO. OR R.R. NO., MUNICIPALITY AND POSTAL CODE

         DOMICILE ELU, ADRESSE DU SIEGE SOCIAL AU ADRESSE DE L'ETABLISSEMENT PRINCIPAL, Y COMPRIS LA RUE ET LE NUMERO, LE NUMERO DE LA R.R., LE NOM DE LA MUNICIPALITE ET LE CODE POSTAL

*        LAURA S. UYENAKA

         66 WELLINGTON STREET WEST SUITE 4700

         TORONTO ONTARIO
         CANADA M5K 1E6